UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 23, 1998
                                                           ------------

                             RALPHS GROCERY COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                    33-31152                   95-4356030
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(State or other jurisdiction of      (Commission               (IRS Employer
 incorporation or organization)       File No.)              Identification No.)


 3800 SE 22nd Avenue, Portland, Oregon                              97202
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(Address of principal executive offices)                          (Zip Code)


                                 (503) 232-8844
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              (Registrant's telephone number, including area code)

Item 5.  Other Events

     In connection with the merger through which the Registrant's parent company, Food 4 Less Holdings, Inc., a Delaware corporation (the "Company"), became a wholly owned subsidiary of Fred Meyer, Inc., a Delaware corporation ("Fred Meyer") on March 10, 1998, the Registrant has adopted the fiscal quarters-end of each of Fred Meyer's first three fiscal quarters. Accordingly, the Registrant's first three fiscal quarters will end on the Saturday 16 weeks, 28 weeks and 40 weeks, respectively, after the Registrant's fiscal year-end, which will remain the Sunday closest to January 31. For the Registrant's fiscal year 1998, therefore, the first quarter ended May 23, 1998, the second quarter will end August 15, 1998, the third quarter will end November 7, 1998 and the fiscal year will end January 31, 1999.

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
                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: May 28, 1998

                                       RALPHS GROCERY COMPANY



                                       By: DAVID R. JESSICK
                                           -------------------------------------
                                           David R. Jessick
                                           Sr. Vice President

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